UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

SEALED AIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte	North Carolina	28208
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (980)-221-3235
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 29, 2025, Sealed Air Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2025 (the “Proxy Statement”). The voting results for each proposal are set forth below.

As of the record date for the Annual Meeting, March 31, 2025, there were 146,926,856 shares of common stock of the Company (“Common Stock”) outstanding and entitled to vote, of which the holders of 138,689,175 shares of Common Stock were represented in person or by proxy at the Annual Meeting.

Proposal 1. Election of directors. The stockholders elected all of the nominees for director to serve for a term expiring at the annual meeting in 2026 by the votes set forth in the table below.

Nominee	For	Against	Abstain	Broker Non-Votes
Zubaid Ahmad	124,326,953	4,324,946	389,770	9,647,506
Anthony J. Allott	124,644,388	4,039,491	357,790	9,647,506
Kevin C. Berryman	125,909,584	2,788,295	343,790	9,647,506
Françoise Colpron	124,670,480	4,008,091	363,098	9,647,506
Henry R. Keizer	122,272,434	6,466,510	302,725	9,647,506
Harry A. Lawton III	125,539,079	3,239,567	263,023	9,647,506
Suzanne B. Rowland	124,837,010	3,910,676	293,983	9,647,506
Dustin J. Semach	125,216,205	3,526,563	298,901	9,647,506

Proposal 2. Ratification of appointment of independent auditor. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending December 31, 2025, by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
137,588,005	666,969	434,201	N/A
Proposal 3. Advisory vote on executive compensation. The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as set forth in the Proxy Statement, by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
107,624,526	20,831,450	585,693	9,647,506

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Stefanie M. Holland
	Name:	Stefanie M. Holland
	Title:	Vice President, General Counsel and Secretary
(Duly Authorized Officer)
Date: May 30, 2025